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                                                                  EXHIBIT 10.13


                    AMENDMENT OF MASTER SECONDMENT AGREEMENT


     This Amendment of Master Secondment Agreement ("Amendment Agreement") is

made as of the 29th day of March , 2000, by and between PF Telecom Holdings
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LLC, a Washington limited liability company ("PF Telecom Holdings"), and PF.Net
Corp., a Delaware corporation ("PF").

     Whereas, PF Telecom Holdings and PF entered into that certain Master Secondment Agreement as of the 29th day of October, 1999 ("Secondment Agreement").

     Whereas, PF desires to borrow and PF Telecom Holdings desires to loan certain personnel in addition to those specifically identified in the Secondment Agreement.

     Now Therefore, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows.

     The Secondment Agreement is hereby amended to add the following names along with their respective terms of employment to Exhibit A thereof:

         NAME                       TERM OF EMPLOYMENT

         Patty Hook                 Feb. 16, 2000 through Oct. 29, 2000
         Karmen Williams            Feb. 16, 2000 through Oct. 29, 2000
         Steve Mellmer              Feb. 16, 2000 through Oct. 29, 2000


     Except as amended herein, all terms of the Secondment Agreement shall remain unmodified and in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Amendment Agreement to be executed by their authorized representatives as of the day and year first above written.

PF Telecom Holdings LLC

By: /s/John Warta
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Title: Managing Member
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PF.Net Corp.


By: /s/ David L. Taylor
    ----------------------

Title: Vice President, Finance, and Chief Financial Officer
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